Supplement to

Calvert Variable Series, Inc.

Social International Equity Portfolio

Prospectus and Statement of Information dated: April 30, 2001

Date of Supplement: March 8, 2002

New Subadvisor for CVS Social International Equity Portfolio:

The Board of Directors voted this week to change the subadvisor in this Portfolio.

Effective March 8, 2002, Grantham, Mayo Van Otterloo, LLC (GMO) will manage the CVS Social International Equity Portfolio, previously managed by Aberdeen Asset Management, Inc.

Please note the following changes in the above prospectus:

Replace the first and second paragraphs under "Subadvisor and Portfolio Manager" on page 24 of the Prospectus with the following:

Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") (40 Rowes Wharf, Boston, Massachusetts, 02110) serves as the investment subadvisor to the Social International Equity Portfolio.

Thomas Hancock and Christopher M. Darnell co-head the portfolio management team for the Portfolio. Mr. Hancock joined the firm in 1995, serving as a research analyst. He became a member of the firm in 2000 and is currently engaged in global quantitative equities portfolio management. Prior to joining the firm, he was a research scientist at Siemens and a software engineer at IBM. Mr. Hancock attended Rensselaer Polytechnic Institute (B.S.) and Harvard University (Ph.D.).

Mr. Darnell joined the firm in 1979, serving as a research analyst. He became a member of the firm in 1984 and Head of Quantitative Research in 1996. He has also served as Chief Investment Officer of Quantitative Investment Products and Chairman of the U.S. Equity Investment Policy Group at GMO. Prior to joining the firm, Mr. Darnell attended Yale University (B.A.) and Harvard University (M.B.A.).

Replace the fifth paragraph under "Investment Advisor and Subadvisors" on page 19 of the SAI with the following:

Calvert has retained Grantham, Mayo, Van Otterloo & Co. LLC as subadvisor for Social International Equity. GMO is a privately held limited liability company. It receives a subadvisory fee, paid by the Advisor, of 0.45% of the average daily net assets up to and including $250 million; 0.425% of the average daily net assets over $250 million and up to and including $500 million in assets; and 0.40% of such average daily net assets in excess of $500 million.